Deferred tax	12 Months Ended
Jun. 30, 2023
Text block [abstract]
Deferred tax
Note
20
. Deferred tax

	2023	2022
	A$’000	A$’000

Non-current Liabilities
Deferred tax liability associated with Licensing Agreement	2,289	2,560

Company management has completed an analysis of the availability of historical tax losses to offset the deferred tax liability. Accordingly, the company concludes that the historical tax losses are not expected to be available for offset against the deferred tax liability.